Company Presentation – November 2016

Safe Harbor 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Ashford Hospitality Trust  Opportunistic platform focused on upper-upscale, full-service hotels 3  Attractive dividend yield  Targets moderate debt levels of 55-60% net debt/gross assets  Targets cash level of 25-35% of total equity market cap  Superior long-term total shareholder return performance  Highly-aligned management team & advisory structure

Recent Developments 4  Q3 2016 RevPAR growth of 3.4% for all hotels (4.4% for hotels not under renovation)  In October, announced the pricing of 6.2 million shares of 7.375% Series G preferred stock at $25 per share  In October, completed the refinancing of four loan pools totaling approximately $415 million with a new floating rate loan of $450 million at L+4.55% addressing almost all of the Company's 2017 debt maturities  Completed the sale of 9 select-service non-core assets in 2016 for approximately $218 million continuing to execute on our announced strategy to sell non-core select-service assets and enhance portfolio quality  In August 2016, completed the redemption of all outstanding shares of 9.0% Series E preferred stock funded by the recently-completed offering of 7.375% Series F preferred stock  Announced enhancements to corporate governance policies

Best In Class Hotel Managers  84 properties managed by Remington representing 59% of portfolio hotel EBITDA  31 properties managed by Marriott representing 32% of portfolio hotel EBITDA  Remaining 8 properties managed by Hilton, Hyatt, and Interstate  Best in class hotel property managers and asset managers that drive strong performance through ROI initiatives, revenue optimization, and cost cutting measures 5 Based on TTM Hotel EBITDA as of September 30, 2016 for 123 owned hotels as of November 3, 2016

52% 58% 59% 43% 41% 42% 22% 53% 60% 59% 68% 70% 47% 57% -200% -175% -150% -125% -100% -75% -50% -25% 0% 25% 50% 75% 100% 2008 2009 2010 2011 2012 2013 2014 2015 Non-Remington Remington Remington Outperformance - Profitability  Remington has outperformed in EBITDA flow-through 7 out of the last 8 years 6 NOTE: Remington managed hotels owned by Ashford Trust and Ashford Prime as compared to Non-Remington managed hotels Hotel EBITDA Flow-Through  Superior management of downside risk and cash flow loss 300 -800 -808% 334%

67% -29% -28% 100% 91% 15% 59% 36% -2% -26% -18% 111% 30% 73% 401% 237% 20% 42% 39% -12% -37% -14% -100% -50% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% Inception 10-Yr 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr 3-Yr 2-Yr 1-Yr Peer Avg AHT Demonstrated Long-Term Track Record 7 (1) Since IPO on August 26, 2003 Peer average includes: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO Returns as of 11/3/16 Source: SNL Total Shareholder Return Long-term performance significantly outperforms peers (1)

Highest Insider Ownership 8 Public Lodging REITs include: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford Trust includes direct & indirect interests & interests of related parties Insider Ownership Most highly aligned management team among our peers 18%* 6% 3% 3% 3% 2% 2% 2% 2% 1% 1% 1% 1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% AHT HT RLJ CLDT FCH Peer Avg CHSP INN HST PEB DRH SHO LHO

Attractive Dividend Yield 9 Source: Company filings and market data Dividend Yield (as of 11/3/16) Highest dividend yield in the industry and with attractive coverage ratio of 3.2x 8.7% 7.7% 7.7% 7.5% 6.9% 6.9% 6.6% 6.6% 5.9% 5.8% 5.7% 5.4% 4.0% 3.6% 3.4% 1.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% AHT LHO CHSP CLDT APLE RLJ XHR HT Peer Avg PEB DRH HST INN FCH AHP SHO

High Quality, Geographically Diverse Portfolio


Embassy Suites Portland
Portland, OR
Le Meridien Minneapolis
Minneapolis, MN
Chicago Silversmith
Chicago, IL
Marriott Gateway
Arlington, VA
Westin Princeton
Princeton, NJ
Hilton Back Bay
Boston, MA
Marriott Fremont
Fremont, CA
The Churchill
Washington, D.C.
Marriott Beverly Hills
Beverly Hills, CA
Renaissance Nashville
Nashville, TN
W Atlanta Downtown
Atlanta, GA
Hilton Costa Mesa
Costa Mesa, CA
Hilton Santa Fe
Santa Fe, NM
Lakeway Resort & Spa
Austin, TX
Marriott Sugar Land
Sugar Land, TX
Le Pavillon Hotel
New Orleans, LA
Crowne Plaza Key West
Key West, FL

ASHFORD
HOSPITALITY TRUST

Ashford Trust Hotels

10

Top 25 73% Top 50 18% Other 9% Portfolio Overview 11 TTM Hotel EBITDA as of September 30, 2016 for 123 owned hotels as of November 3, 2016 Hotel EBITDA in thousands Hotel EBITDA by Brand Hotel EBITDA by Manager Hotel EBITDA by MSA Hotel EBITDA by Chainscale Top Ten Markets Marriott 57% Hilton 28% Hyatt 4% IHG 5% Independent 6% Marriott 32% Hilton 5% Hyatt 3% Remington 59% Interstate 1% Upscale 33% Upper-Upscale 55% Luxury 5% Upper-Midscale 3% Independent 4% TTM Hotel % of EBITDA Total Washington DC Area $45,637 9.6% San Fran/Oakland, CA $33,835 7.1% Los Angeles Metro Area $31,876 6.7% Atlanta, GA $31,493 6.6% NY/NJ Metro Area $30,001 6.3% DFW, X $26,361 5.6% Boston, MA $25,342 5.3% Nashville, TN $24,457 5.2% MN/St. Paul Area $16,773 3.5% Houston, TX $12,773 2.7% Total Portfolio $474,599 100.0%

Renaissance Nashville: Partnering with developer to redevelop Nashville Convention Center, resulting in new, premium meeting space Marriott Crystal Gateway: Spending $30.0mm on major renovations; adding 6 keys by moving fitness center and concierge lounge Hilton Boston Back Bay: Shifted revenue strategies to increase off-season occupancy estimated to add $3mm in revenue Marriott Beverly Hills: 64.8% YTD RevPAR growth since $28mm conversion from Crowne Plaza Embassy Suites Portland: Aggressively marketing multiple retail outlets; upgrading TV and WiFi to improve guest experience Ritz Carlton Atlanta: Completed significant restaurant renovation; expanded and updated gift shop into upscale retail market Hyatt Savannah: Increased premium rooms inventory by 70 rooms to drive ADR; repositioning food and beverage outlets and full lobby renovation in 2017 Marriott DFW: Comprehensive ballroom and meeting space renovation in summer 2017 Marriott Bridgewater: Converted 30 king rooms to double/double rooms to capture more group business; increase premium room type by 43.5% to capture higher ADR Embassy Suites Santa Clara: Spending $10.4mm on 2017 guestrooms and lobby renovation to include larger market and fitness area; implementing Profit Improvement Plan with estimated annual savings of $90k 12 Asset Management Initiatives

Case Study – Conversion to Remington Managed 13 Implemented Strategies:  Increased club room premium pricing from $30 to $45  Increased corporate group room nights to 25% mid-week to ensure sell-outs and push rate  Improved pattern management and business mix to increase higher rated retail contribution  Moved to premium pricing, allowing restriction of premium rooms and preferred business management  Aggressively priced preferred rooms rates 25%- 30% YOY Marriott Fremont – Fremont, CA *$ in Thousands (1) As of September 30, 2016  Announced forward cap rate and EBITDA multiple of 8.1% and 10.0x, respectively  Actual cap rate and EBITDA multiple of 10.9% and 7.9x, respectively  Current cap rate and EBITDA multiple of 14.9% and 6.0x, respectively (1)  Acquired for $50 million in Aug 2014; recent refi had allocated loan amount of $61 million TTM Pre-Takeover TTM Post-Takeover Increase (%, BPs) Total Revenue* $19,140 $22,153 15.7% RevPAR $107.1 $130.5 21.8% GOP margin 27.0% 38.1% +1,116 EBITDA margin 20.9% 30.0% +916 Marriott Fremont

Case Study – Marriott Beverly Hills Conversion 14

15 Case Study – Marriott Beverly Hills Conversion (cont.)  The Marriott Beverly Hills officially opened on July 1, 2015 and the renovation concluded in August  Trust invested $21mm, net of key money from Marriott*  Prior to the conversion, the hotel had a TTM NOI of $6.3mm  Current TTM NOI of $10.0mm  Received an award from Marriott International for renovation excellence  Q3 2016 YTD performance has been great:  Total revenue growth of 70%  Room rate growth of 39%  Hotel EBITDA flow-through of 53%  A gain of 4,290 bps in market share versus its competitors * Not all of this capital was incremental. Hotel was in need of a renovation. “Refresh” capital requirements per Crowne standards were estimated to be $8mm.

16 Case Study – Marriott Beverly Hills Conversion (cont.) Lobby Bar Restaurant Front Desk Lobby

17 Case Study – Marriott Beverly Hills Conversion (cont.) Guestroom Boardroom Guestroom Club Lounge

Aggressive Asset Management – W Atlanta Downtown 18  Acquired in July 2015  237 keys, 9,000 sq. ft. of meeting space  Located in the heart of Downtown Atlanta  Close proximity to the downtown and midtown demand generators: Centennial Olympic Park, the Atlanta Aquarium, and Georgia Dome  Potential to reconcept or lease underutilized food and beverage outlets  New management of the on-premise digital billboard  Renegotiated valet parking agreement  From July 2015 to September 2016 (since acquisition) RevPAR growth of 9.7%, EBITDA flow-thru of 202%, and EBITDA growth of 21% W Atlanta – Atlanta, GA W Atlanta – Atlanta, GA Hotel Overview: Opportunities / Results:

Capital Structure and Net Working Capital  Appropriate use of leverage to more cost effectively invest in the hotel cycle  Current net working capital of approximately $3.55 per share  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Hedge unfavorable economic shocks 19 As of September 30, 2016 (1) At market value as of November 3, 2016 (2) Adjusted for sale of the Courtyard Palm Desert, Residence Inn Palm Desert, and $450 million refinancing Enterprise Value Net Working Capital Figures in millions except per share values Stock Price (As of November 3, 2016) $5.52 Fully Diluted Shares Outstanding 116.8 Equity Value $644.5 Plus: Preferred Equity 398.1 Plus: Debt(2) 3,773.8 Total Market Capitalization $4,816.5 Less: Net Working Capital (414.6) Total Enterprise Value $4,401.8 Cash & Cash Equivalents(2) $272.7 Restricted Cash 150.9 Investment in Securities Fund 52.7 Accounts Receivable, net 61.5 Prepaid Expenses 23.4 Due From Affiliates, net (11.0) Due from Third Party Hotel Managers 13.0 Market Value of Ashford, Inc. Investment(1) 26.3 Total Current Assets $589.5 Accounts Payable, net & Accrued Expenses $152.4 Dividends Payable 22.5 Total Current Liabilities $174.9 Net Working Capital $414.6

$15.8 $202.2 $5.5 $97.3 $258.0 $553.5 $710.7 $1,483.1 $450.0 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 2017 2018 2019 2020 2021 Thereafter Fixed-Rate Floating-Rate Debt Maturities and Leverage  Target Net Debt/Gross Assets of 50-60%  Maintain mix of fixed and floating rate debt (Currently 85% floating & 15% fixed)  Ladder maturities  Exclusive use of property-level, non-recourse debt 20 As of September 30, 2016 (1) Assumes extension options are exercised (2) Adjusted for sale of the Courtyard Palm Desert, Residence Inn Palm Desert and $450 million refinance Note: All debt yield statistics are based on EBITDA to principal. Debt Maturity Schedule (mm)(1) (2) Debt Yield: 14.1% Debt Yield: 12.6% Debt Yield: 21.5% Debt Yield: 13.6% Debt Yield: 11.3% Debt Yield: 11.1%

Corporate Governance Enhancements 21  Modification of the Company’s Equity Incentive Plan to require stock ownership by directors and officers to match the stock ownership guidelines outlined in the current Corporate Governance Guidelines  Modification of the Company’s Equity Incentive Plan to require minimum vesting periods on stock options and stock appreciation rights issued under the plan  Modification of the Company’s By-laws to reduce the threshold from 35% to 30% of outstanding shares to call a special meeting of shareholders.  Modification of the Company’s stock ownership guidelines to increase the required share ownership for director’s from three times the director’s annual board retainer fee to four times

Board of Directors Diversity Matrix Professional Experience Geography Independence Real Estate / Hospitality C-Suite Executive Entrepreneurship Legal Southwest West Coast Northeast Southeast Independent Monty J. Bennett     Benjamin J. Ansell, M.D.     Fred Kleisner     Amish Gupta      Kamal Jafarnia     Philip S. Payne      Alan L. Tallis     22

Board of Directors Diversity Matrix (cont.) Age Ethnicity 25-40 41-55 56-70 White / Caucasian Middle Eastern / South Asia Monty J. Bennett   Benjamin J. Ansell, M.D.   Fred Kleisner   Amish Gupta   Kamal Jafarnia   Philip S. Payne   Alan L. Tallis   23

Key Takeaways 24  Focused on increasing shareholder value through simplifying strategy and improving portfolio quality  Strong management team with a long track record of creating shareholder value  Highest dividend yield in the industry  Highly-aligned platform through management structure and high insider ownership

Company Presentation – November 2016